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                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated November 10, 2003, in the Registration Statement (Form S-1) and related Prospectus of Neenah Foundry Company for the registration of $100,000,000 of its 13% Senior Subordinated Notes.


                                       ERNST & YOUNG LLP


Milwaukee, Wisconsin
July 1, 2004